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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): November 15, 2000 (November 1, 2000)

                             XETA Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

        Oklahoma                          0-16231                 73-1130045
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(State or other jurisdiction            (Commission            (IRS Employer
of Incorporation)                       File Number)         Identification No.)


1814 West Tacoma, Broken Arrow, Oklahoma                                74012
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: 918-664-8200
                                                    ----------------------------

                                XETA Corporation
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             (Former name or address, if changed since last report.)


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Item 2. Acquisition or Disposition of Assets

         On November 1, 2000, XETA Technologies, Inc. (the "Company") acquired substantially all of the properties and assets (the "PNC Assets") of PRO Networks Corporation, a privately held Missouri corporation ("PNC"). The acquisition of the PNC Assets was made, as a going concern (the "PRO Business"), pursuant to the terms of an Asset Purchase Agreement (the "PNC Purchase Agreement") dated October 31, 2000, entered into by and among the Company, PNC, and PNC's two shareholders, The John Gerard Sargent Revocable Living Trust and The Nancy Rhea Sargent Revocable Living Trust. The Company also assumed (a) all of PNC's existing liabilities properly shown and adequately reserved for in PNC's financial statements as of September 30, 2000 (with the exception of its two long-term promissory notes payable representing an aggregate indebtedness of $188,678), and (b) trade payables incurred in October 2000 in the ordinary course of business.

         The purchase price for the PNC Assets was $8,000,000, of which $3,800,000 was paid by the Company to PNC in cash at Closing. An additional $200,000 was deposited into escrow with Bank One Trust Company, N. A., as security for the amount, if any, by which PNC's receivables have not been collected within sixty (60) days after Closing and the amount, if any, by which PNC's stockholders' equity at the date of Closing is found to have been less than $1,500,000. The escrow will terminate on or before June 1, 2001. The Escrow Agreement also contemplates the Company's right to submit claims by affidavit for indemnification to which the Company is entitled pursuant to the Purchase Agreement for breach by PNC or its shareholders of their representations, warranties, covenants or conditions thereunder.

         The portion of the purchase price paid or deposited at Closing was funded by advances drawn under the Company's existing credit facility with Bank One, Oklahoma, National Association, as agent (the "Credit Facility"). The $4.0 million balance of the purchase price is represented by an Earnout contingent upon the degree to which the PRO Business achieves annual earnings before interest, taxes, depreciation and amortization ("EBITDA") during the Company's next two fiscal years in excess of an assumed EBITDA for FY2000 of $2,750,000. The maximum Earnout payable during either FY01 or FY02 is limited to $2,000,000 per year.

         The PNC Purchase Agreement required PNC to have a total stockholders' equity of not less than $1,500,000 at Closing. PNC's actual Closing Equity Value as of October 31, 2000, is to be determined not later than January 31, 2001, at which time the Company will be entitled to reimbursement by PNC for any purchase price overpayment resulting from a shortfall in such Closing Equity Value.

         The purchase price was determined as a result of arms-length negotiations between unrelated parties.

         The PNC Assets have been used by PNC in the business of providing computer networking sales and service. The Company's acquisition of the PNC Assets expands and deepens the Company's presence in the States of Missouri, Kansas and Illinois, and is part of its previously announced strategy to become the nation's premier voice and data integrater,


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complementing previously reported acquisitions of St. Louis-based U. S.
Technologies Systems, Inc. ("USTI") and the assets of Portland-based Advanced Communications Technologies ("ACT").

         Following the Closing, the Company entered into a two-year employment agreement with PNC's president, John Sargent, who joins the Company as its Managing Director - VOIP Practice. Mr. Sargent will remain in the St. Louis area to carry out his functions.


Item 5. Other Events and Regulation FD Disclosure

         On November 1, 2000, the Company also acquired all of the properties and assets (the "KMI Assets") of Seattle-based Key Metrology Integration, Inc., a privately held Washington corporation ("KMI"). The acquisition of the KMI Assets was made as a going concern (the "KMI Business"), pursuant to the terms of an Asset Purchase Agreement (the "KMI Purchase Agreement") dated October 31, 2000, entered into by among the Company, KMI, and KMI's principal shareholder, The Douglas Wendell Myers Revocable Living Trust. The Company assumed all of KMI's existing liabilities properly shown and adequately reserved for in KMI's financial statements.

         The purchase price for the KMI Assets was $2,000,000. $1,500,000 of this amount was paid by the Company to KMI in cash at Closing and was funded by advances drawn under the Credit Facility. The balance of the purchase price is represented by a $500,000 Earnout to be paid to KMI contingent upon the degree to which the KMI Business achieves earnings before interest, taxes, depreciation and amortization in excess of $442,000 during the Company's next fiscal year. The purchase price was determined as a result of arms-length negotiations between unrelated parties.

         The KMI Purchase Agreement required KMI to have total stockholders' equity of at least $100,000 at Closing. KMI's Closing Equity Value as of October 31, 2000, is be determined not later than December 15, 2000, at which time KMI will reimburse the Company for any purchase price overpayment resulting from any equity shortfall.

         The KMI Assets have been used by KMI in the business of providing LAN, WAN and unified messaging, consulting and project implementation and other professional services for enterprise customers. The Company's acquisition of the KMI Assets expands and deepens the Company's presence in the Pacific Northwest and is part of its previously announced strategy to become the nation's premier voice and data integrater. Like the asset acquisition described in Item 2, the Company's acquisition of the KMI Assets complements its previously reported acquisitions of USTI and ACT.

         Following the Closing, the Company entered into a one-year employment agreement with KMI's president, Doug Myers, who joins the Company as its Managing Director of Network Consulting. Mr. Myers will remain in the Seattle area to carry out his functions.


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Item 7. Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  See Index to Exhibits for listing of those documents filed as exhibits to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         XETA Technologies, Inc.
                                         (Registrant)


Dated:   November 15, 2000               By: /s/ JON A. WIESE
                                              ----------------------------------
                                              Jon A. Wiese,
                                              President


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                                  EXHIBIT INDEX


 SEC No.          Description
 -------          -----------
     (1)          Underwriting Agreement - None.

     (2) Plan of acquisition, reorganization, arrangement, liquidation or succession.

                   2.1     Asset Purchase Agreement dated as of October 31,
                           2000, by and among PRO Networks Corporation, as Seller, its shareholders The John Gerard Sargent
                           Revocable Living Trust and The Nancy Rhea Sargent
                           Revocable Living Trust, XETA Technologies, Inc., as
                           Purchaser, and John Gerard Sargent and Nancy Rhea
                           Sargent, individually.

                           The Schedules and Exhibits to the Asset Purchase
                           Agreement, each of which are listed below, have been omitted from this report and will be furnished to the Securities and Exchange Commission upon request.

                  INFORMATIONAL SCHEDULES

                           2.2(a)   Seller's Wire Transfer Instructions

                           2.2(b)   Escrow Agent's Wire Transfer Instructions

                           4.4      Employees Receiving Options

                           8.10.3   Restricted Key Employees

                           8.10.4   Key Contractors/Consultants

                  SELLER'S DISCLOSURE SCHEDULES

                           5.1      Certificate of Incorporation, Good Standing
                                    & Bylaws

                           5.2 Joint Memorandum of Action by Shareholders and Sole Director

                           5.6      Financial Statements

                           5.8      Accounts & Notes Receivable

                           5.9      Inventory

                           5.10     Material Contracts

                           5.11     Tangible Personal Property

                           5.12     Permits - none

                           5.13     Intangible Personal Property

                           5.14     Real Property

                           5.17     Trade Restrictions - none

                           5.18     Employee Compensation

                           5.19.1   Pension Plan(s)

                           5.19.2   Welfare Plan(s) - none

                           5.30     Officers, Directors & Shareholders



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

                           5.31     List of Trade Creditors & Other Claimants &
                                    Amounts of Claims

                  PURCHASER'S DISCLOSURE SCHEDULES

                           6.1      Certificate of Incorporation, Good Standing
                                    & Bylaws

                           6.2      Resolutions of Purchaser's Board of
                                    Directors

                  EXCEPTION SCHEDULES

                           2.1      Excluded Assets

                           2.5      Excluded Liabilities

                           5.4      Agreements Violated by the Asset Purchase - none

                           5.5      Governmental Consents - none required

                           5.7      Title Exceptions - none

                           5.10     Private Party Consents - none required

                           5.11     Title Exceptions (Tangible Personal Property) - none

                           5.15     Environmental Matters - none

                           5.16     Labor Claims & Disputes - none

                           5.19.5   Cobra Exceptions - none

                           5.20 Litigation - none of significance or perceived merit

                           5.21     Tax Matters - none

                           5.23     Name Changes - none

                           5.28     Locations - none

                           5.29     Warranty Claims - none

                  EXHIBITS

                           1.1.8    Escrow Agreement

                           4.1      John Sargent Employment Agreement

                           8.10.3   Form of Employment Agreement (Key Employees)

                           8.10.4   Form Consulting Agreement - none

                           8.10.5   Vendor/Supplier Contracts - none

                           8.10.7   Bill of Sale

                           8.10.9   Seller's Closing Certificate

                           9.4.4    Purchaser's Closing Certificate

                  ATTACHMENTS

                           4.4      Form of Stock Option Grant (Incentive Stock
                                    Option)

                           8.10.1   Opinion of Seller's Counsel, Ziercher & Hocker, P.C.

                           8.10.8   UCC Termination Statements

                           8.10.11  Assignment of Lease

                           9.4.1    Opinion of Purchaser's Counsel, Barber & Bartz, P.C.


      (4) Instruments defining rights of security holders, including indentures - previously filed as Exhibits 3.1, 3.2 and 3.3 to the registrant's Registration Statement on Form S-1,
                  Registration No. 33-7841.

     (16)         Letter on change in certifying accountant - N/A.



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
     (17)         Letter on director resignation - N/A.

     (20)         Other documents or statements to security holders - None.

     (23)         Consents of experts and counsel - N/A

     (24)         Power of attorney - None.

     (27)         Financial Data Schedule - N/A.

     (99)         Additional exhibits - None/